UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2003

Heritage Commerce Corp
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Almaden Boulevard
San Jose, California    95113
(Address of principal executive offices including zip code)

(408) 947-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

This Form 8-K is being furnished to report information pursuant to Item 12 - Disclosure of Results of Operations and Financial Condition. See Item 12 below.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATION AND FINANCIAL CONDITION.

On July 22, 2003, Heritage Commerce Corp issued a press release announcing preliminary results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits.

99.1        Press Release, dated July 22, 2003, entitled "Heritage Commerce Corp Reports Financial Results for the Second Quarter Ended June 30, 2003."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2003	Heritage Commerce Corp
By: /s/ Lawrence D. McGovern Name: Lawrence D. McGovern Executive Vice President and Chief Financial Officer
By: /s/ Brad L. Smith Brad L. Smith Chief Executive Officer

Index to Exhibits
Exhibit No.	Description
99.1*	Press Release, dated July 22, 2003, entitled "Heritage Commerce Corp Reports Financial Results for the Second Quarter Ended June 30, 2003."

*    Also provided in PDF format as a courtesy.